UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2015
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Euronet Worldwide, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (I.R.S. Employer Identification No.)

3500 College Boulevard
Leawood, Kansas 66211
(Address of principal executive office)(Zip Code)

(913) 327-4200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 7.01 is hereby incorporated into this Item 2.03.

Euronet Worldwide, Inc. ("Euronet") borrowed $60 million under its revolving credit facility as described in Item 7.01. The borrowing was made pursuant to Euronet's Amended and Restated Credit Agreement, which includes representations and warranties, covenants, events of default and remedies which are customary for loans of this type. Euronet's Amended and Restated Credit Agreement, as amended, was filed as Exhibit 10.1 to Euronet's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed with the Securities and Exchange Commission on May 2, 2014 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 7.01 is hereby incorporated into this Item 3.02. Pursuant to the Share Purchase Agreement dated July 2, 2015 between Euronet and shareholders of XE Corporation, the purchase consideration paid by Euronet for the capital stock of XE Corporation includes 642,912 shares of Euronet common stock.

The shares of Euronet common stock were not registered under the Securities Act of 1933, as amended ("Securities Act"), in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act, and Rule 506 of Regulation D promulgated thereunder, and in addition with respect to the non-U.S. resident shareholders of XE Corporation pursuant to Regulation S promulgated under the Securities Act. Euronet issued the shares of its common stock in a private transaction to the shareholders of XE Corporation, all of whom represented to Euronet that they are accredited investors. In addition, the non-U.S. resident shareholders of XE Corporation represented to Euronet that they are located outside of the United States and are not “U.S. Persons.” The shareholders of XE Corporation receiving Euronet common stock have agreed to customary restrictions on resale under applicable securities laws and additional transfer restrictions in the Share Purchase Agreement.

Item 7.01. Regulation FD Disclosure.

On July 2, 2015, Euronet completed the acquisition of all of the capital stock of XE Corporation, a global leader in digital foreign exchange information. XE Corporation is a Canadian company which operates the XE.com and x-rates.com websites, providing currency-related data and international payments service.

The purchase consideration includes cash and 642,912 shares of Euronet common stock. The cash portion of the purchase consideration was funded using cash on hand and $60 million borrowed under Euronet's revolving credit facility.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Exhibit 99.1 - Press Release dated July 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

By:	/s/ Jeffrey B. Newman
Jeffrey B. Newman
Executive Vice President and General Counsel
Date: July 9, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Exhibit 99.1 - Press Release dated July 6, 2015.